UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Reportable Event: September 17, 1996     Commission file number 1-5039

                             WEIS MARKETS, INC.
           (Exact name of registrant as specified in its charter)

         Pennsylvania                                   24-0755415
(State or other jurisdiction of              (IRS Employee Identification No.)
incorporation or organization)

1000 South Second Street, Sunbury, PA                       17801
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code      717-286-4571

Securities registered pursuant to Section 12(b) of the Act:

                                                 Name of each exchange
     Title of each class                          on which registered
  Common stock, no par value                    New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:

                                     None
                                (Title of class)

                               WEIS MARKETS, INC.

                 ITEM 6 Resignations of Registrant's Directors


Peter M. Sacerdote, a member of the Weis Markets, Inc., Board of Directors, has resigned his position as director effective September 17, 1996. Mr. Sacerdote has not had any disagreements with the registrant on any matter relating to the registrant's operations, policies or practices.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Weis Markets, Inc.
                                               (Registrant)

Date:   September  24,  1996                 William  R. Mills
                                           Vice President Finance
                                           & Secretary